THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------
Gonzalo de Las Heras       President & Director
Edgar R. Fiedler           Director
Rodney B. Wagner           Director
Richard S. Weinert         Director
C. William Maher           Treasurer
Thomas R. Smith, Jr.       Secretary

INVESTMENT ADVISER
--------------------------------------------------------------------------------
Santander Management Inc.
P.O. Box N-1682
Bahamas Financial Centre, 3rd Floor
Charlotte and Shirley Streets
Nassau, Bahamas

MEXICAN ADVISER
--------------------------------------------------------------------------------
Gestion Santander Mexico, S.A. de C.V.
Monte Pelvoux No. 220 Piso 2
Lomas de Chapultepec
11000 Mexico, D.F.

ADMINISTRATOR
--------------------------------------------------------------------------------
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

CUSTODIANS
--------------------------------------------------------------------------------
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109
Banco Santander de Negocios Mexico, S.A.
Monte Pelvoux No. 220 Piso 2
Lomas de Chapultepec
11000 Mexico, D.F.

SHAREHOLDER SERVICING AGENT
--------------------------------------------------------------------------------
PNC Bank, National Association
400 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL
--------------------------------------------------------------------------------
Brown & Wood LLP
One World Trade Center
New York, New York 10048

TO OBTAIN ADDITIONAL INFORMATION, INCLUDING UPDATED NET ASSET VALUES AND SHARE PRICES, CALL TOLL-FREE: (800) 852-4750.




                                            T H E  E M E R G I N G

                                            M E X I C O

                                            F U N D , I N C .

                                            ANNUAL REPORT

                                            JUNE 30, 1997

            [LOGO]

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION

--------------------------------------------------------------------------------

THE FUND

The Emerging Mexico Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). Its investment objective is long-term capital appreciation through investment primarily in Mexican equity securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities issued by Mexican companies. The balance of the Fund's assets will be invested in Mexican peso or U.S. dollar-denominated fixed-income securities.

THE INVESTMENT ADVISER

Santander Management Inc. is the Fund's investment adviser. Santander Management Inc. is an indirect subsidiary of Banco Santander, S.A.

Gestion Santander Mexico, S.A. de C.V., an affiliate of the Investment Adviser, serves as the Fund's Mexican adviser.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "EmMx" or "EmergMexFd." The Fund's NYSE trading symbol is "MEF".

Net asset value and market price information about the Fund's shares are published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's, as well as in other newspapers, in a table captioned "Publicly Traded Funds" or "Closed-End Funds". Inquiries regarding registered shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, PNC Bank, National Association, at
(800) 852-4750.

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Dividend Plan"), shareholders may elect to have all dividend and capital gain distributions (collectively referred to as "dividends") reinvested by PNC Bank, National Association (the "Plan Agent") in additional shares of Common Stock of the Fund. Holders of Common Stock who do not elect to participate in the Dividend Plan will receive all dividends in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION (continued)

--------------------------------------------------------------------------------

name, then to such nominee) by the Plan Agent. Participation in the Dividend Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividends. Shareholders who intend to hold their shares through a broker or nominee should contact such broker or nominee to confirm that they may participate in the Dividend Plan.

Whenever the Fund declares a dividend payable either in shares or in cash, non-participants in the Dividend Plan will receive cash and participants in the Dividend Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional shares of unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock in the open market ("open-market purchases") on the NYSE or elsewhere. If on the payment date of the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market price per share (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis, but in no event more than thirty days after the dividend payment date (the "last purchase date"), to invest the dividend amount in shares acquired in open-market purchases. If the market price of a share of Common Stock exceeds the net asset value per share, the average

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Due to the foregoing difficulty with respect to open-market purchases, the Dividend Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders' accounts in the Dividend Plan and furnishes written confirmation of all transactions in the account, including information required by shareholders for their tax records. Shares in the account of each Dividend Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Dividend Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in shares or in cash. However, each participant will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends. The reinvestment of dividends will not relieve participants of any federal income tax that may be payable (or required to be withheld) on such dividends.

Experience under the Dividend Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Dividend Plan. There is no direct service charge to participants in the Dividend Plan; however, the Fund reserves the right to amend the Dividend Plan to include a service charge payable by the participants.

Information relating to the Plan is available from the Plan Agent, PNC Bank, National Association, at PNC Bank, National Association, Closed-End Department-Mexico, P.O. Box 8950, Wilmington, Delaware 19809 or by calling
(800) 852-4750.

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THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION (concluded)

--------------------------------------------------------------------------------

ANNUAL SHAREHOLDERS' MEETING

The Fund's annual meeting of shareholders was held on May 22, 1997. Shareholders voted to elect Rodney B. Wagner and re-elect Edgar R. Fiedler and Richard S. Weinert as Directors, and to ratify the appointment of Price Waterhouse LLP as the Fund's independent accountants for the fiscal year ending June 30, 1998. The resulting vote count for each proposal is indicated below.

         1. Election of Directors:

                Edgar R. Fiedler
                 For:                             9,978,820
                 Withheld Authority:                629,178

                Rodney B. Wagner
                 For:                             9,941,941
                 Withheld Authority:                666,057

                Richard S. Weinert
                 For:                             9,984,397
                 Withheld Authority:                623,601

         2. Ratification of the appointment of Price Waterhouse LLP as the Fund's independent accountants:

                 For:                            10,060,699
                 Against:                           494,004
                 Abstain:                            53,295

OTHER INFORMATION

Since July 1, 1996, there have been no (i) material changes in the Fund's investment objectives or policies, (ii) changes to the Fund's charter or by-laws, or (iii) material changes in the principal risk factors associated with investment in the Fund.

Pablo Mancera is the Fund's portfolio manager. Mr. Mancera is currently Vice President of Gestion Santander Mexico, S.A. de C.V. In addition, Mr. Mancera holds the positions of Vice President and Director of Asset Management, Grupo Santander (Mexico) and Director, Mexico Debt Fund, Inc.

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THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

                                                                 August 7, 1997

Dear Shareholders:

We are pleased to present the annual report of The Emerging Mexico Fund, Inc. (the "Fund") for the year ended June 30, 1997.

The Fund's net asset value per share at June 30, 1997 was $11.30. Including the $0.0965 income dividend that was paid on January 17, 1997 (record date December 31, 1996), this represents a 32.98% increase for the year. On June 30, 1997, the Fund's net assets aggregated $145.9 million. During the year, the price on the New York Stock Exchange ranged from a high of $9.25 on June 30, 1997 to a low of $6.25 on July 15, 1996 with the discount to net asset value ranging from 14.31% on October 8, 1996 to 22.49% on November 8, 1996. The aggregate trading volume for the year ended June 30, 1997 was 8.5 million shares.

THE MEXICAN ECONOMY

During the first half of 1997, the Mexican economy continued to recover at a rapid pace. Gross Domestic Product ("GDP") growth registered 5.1% in the first quarter of 1997 and we estimate that it grew at least 5.5% during the second quarter. Surprisingly, the government fulfilled its election year commitment to maintain strong public finances, reporting a fiscal surplus for the first half of the year. This surplus will most likely be spent during the second half of 1997 in an effort to maintain solid growth. Contrary to popular expectations, the mid-term election held on July 6, 1997 did not affect the financial markets or the continuity of the recovery.

While in 1996 economic growth was fueled by exports as the domestic economy lagged, we are beginning to see signs of more robust domestic demand (supermarket sales and domestic vehicle shipments, for example) in 1997. This leads us to believe that private consumption is on the rebound and that the economy will grow a full 5.0% in 1997 and remain healthy in the coming years.

The peso has remained firm since the beginning of the year despite the free float market environment. Typically, the peso has hovered around MXP7.90/US$1.00, implying real appreciation of the currency, considering the inflation differential between the U.S. and Mexico. Although real appreciation of the peso continues to concern some observers (given the country's recent history), it is important to note that the underlying fundamentals supporting the peso have improved:

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

     o 1997 external debt amortization requirements have been covered, and the government has maintained a low level of short-term debt (resulting in a strong capital account);

     o Net international reserves currently stand at US$15 billion, up from US$3.9 billion a year ago;

     o Mexico continues to generate a trade surplus--US$2 billion year to date.

We believe that the gradual strengthening of the peso will continue along with the economic recovery. However, as demand recovers, the trade balance should weaken, naturally easing the upward pressure on the peso.

As a result of sound monetary and fiscal policies and the continued real appreciation of the peso, inflation remains on a firm downward trend. Consumer prices rose 8.7% during the first six months of 1997 compared with 15.3% during the same period in 1996. We anticipate that inflation will continue to decline and will reach approximately 16.8% for 1997, compared with 27.7% in 1996. For 1998, we expect inflation to fall towards 13%.

Similarly, interest rates have also been declining. Although this trend has occasionally been disrupted by external shocks (the decertification issue) and U.S. market volatility, these episodes have proven to be short-lived. After reaching 27.3% at the end of 1996, the 28-day Cete rate closed at 17.7% during the last week of July 1997. The decline in interest rates has been supported by the firm peso, the gradual reduction of inflation and the government's tight fiscal stance. In 1998, we expect interest rates to continue to decline.

The political situation has definitely improved over the last six months. The recent elections are believed to be the most orderly and fairest in Mexican history and have paved the way to keep the democratic transition peaceful. The process has strengthened the democratic credentials of the country and of President Zedillo.

Mexico is experiencing a multi-party government for the first time. While the PRI continues to control the Senate, it has lost control of the lower house of Congress, and as a result, the government will require the support of the opposition to secure approval for its tax and spending bills. Moreover, the government will be expected to better justify its policies and convince legislators of their benefits. Although some issues will remain under discussion (fiscal policy, for example), we believe that these potential changes

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

will not threaten current macroeconomic policy, given that the opposition has demonstrated that it is amenable to this program. We will closely monitor the developments of the new opposition-led Congress during the second half of the year.

As for structural reforms, the government completed the privatization of two railroads and the new pension system took effect on July 1, 1997. We are confident that the privatization of telecommunications, airports and ports will advance at a faster pace during the second half of this year. However, now that the PRI has lost its majority in the lower house of Congress, the privatization of petrochemical plants may face additional legislative obstacles.

In light of recent economic and political developments, we believe that Mexico remains an attractive investment opportunity over the medium-term. Furthermore, we anticipate that economic data soon to be released will support our favorable outlook for the next 12-18 months. We foresee two variables that may trigger speculation in the market: the September 1998 budget discussion in Congress, and the combination of volatile monthly trade figures with the perception that the peso is too strong. Eventually, we expect the budget issue to be resolved smoothly, while the trade figures and strength of the peso will generate only short-term volatility given the strength of the external accounts. Overall, the economic picture is very positive for 1997-98, and we anticipate Mexico will continue to be an important recipient of international investment funds during this period.

THE MEXICAN MARKET

During the first half of 1997, the Mexican market performed better than it had in any half-year period since the 1994 devaluation. The Mexican Stock Index ("IPC") appreciated 32.6% in peso terms and rose 31.5% in U.S. dollar terms. As uncertainty regarding U.S. interest rates and the July gubernatorial elections eased, the market continued to rally, supported by positive fundamentals: declining domestic interest rates, lower inflation, fiscal and trade balance surpluses, a strong peso and continued positive GDP growth.

Signs of a domestic recovery were evident during the second quarter of 1997. Both breweries and soft drink bottlers reported positive volume growth and in the case of bottlers, a strong turnaround in profitability was achieved. Supermarket chains reported positive same store sales growth. Cement companies experienced a pick-up in demand, although prices remained depressed. In addition, construction companies posted positive results, led by

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (concluded)

--------------------------------------------------------------------------------

builders of low-income housing. Autopart companies continued to post volume growth in the domestic and international markets. Mining companies, however, were less fortunate as the peso strengthened in real terms and metal prices declined.

We continue to have a very positive outlook for the Mexican market in the medium- and long-term. The primary factors we expect to drive the market include:

     o    continued GDP growth and domestic consumption recovery;

     o    lower domestic interest rates;

     o liquidity in the U.S. market with stable interest rates, despite a potential marginal increase by year-end;

     o international flows into emerging markets that should benefit Latin American markets and Mexico (as Asian markets remain in turmoil); and

     o attractive valuations versus other major Latin American markets: As of July 2, the Mexican market's 1997 price/earnings ratio stood at 14.3 times earnings compared to 18.3 times earnings in Brazil, 19.6 times earnings in Chile, and an average of 16.9 times earnings for the region.

THE PORTFOLIO

During the first half of 1997, the Fund continued to adhere to its fundamental strategy of investing primarily in high-growth Mexican companies, concentrating on both small capitalization stocks such as Corporacion Geo and large capitalization stocks such as Cemex, Grupo Carso and Vitro.

During the last quarter of 1996, we began to rebalance the portfolio in an effort to focus on those companies that are domestically oriented and that could profit from Mexico's economic recovery. Continuing that effort in 1997, we have selectively chosen companies in the consumption sector and other related industries. As a result our strategy of investing 95-100% of the Fund's assets in Mexican stocks, from July 1, 1996 through August 5, 1997, the Fund's net asset value (inclusive of the $0.0965 dividend paid on January 17, 1997) increased 57.7%. We are confident that in the second half of 1997, the long awaited recovery in domestic consumption will support the current asset allocation of the Fund.

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Emerging Mexico Fund will continue to seek long-term capital appreciation by focusing on growth companies with solid management, sound fundamentals, and outstanding long-term prospects. We are confident that the positive economic outlook for Mexico in 1997, supported by domestic and international factors, will help the Mexican stock market maintain its strong performance and, in turn, provide attractive returns to investors.

Thank you for your continued interest in the Fund.

Sincerely,

/s/ Gonzalo de Las Heras                       /s/ Pablo Mancera de Arringunaga

Gonzalo de Las Heras                           Pablo Mancera de Arringunaga
President                                      Portfolio Manager

THE EMERGING MEXICO FUND, INC.
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
June 30, 1997

-------------------------------------------------------------------------------

EQUITIES -- 97.83%
-------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                          -----------

BUILDING MATERIALS & CEMENT -- 8.55%
 1,357,000   Cemex, S.A. de C.V.--Series CPO .....................  $ 5,891,832
   768,400   Cemex, S.A. de C.V. ADR .............................    6,585,428
                                                                    -----------
                                                                     12,477,260
                                                                    -----------
COMMUNICATIONS -- 7.84%
 1,201,000   Carso Global Telecom, S.A. de C.V.--Series A1+ ......    4,836,647
   138,200   Telefonos de Mexico, S.A. de C.V.--
              Series L ADR .......................................    6,599,050
                                                                    -----------
                                                                     11,435,697
                                                                    -----------
CONSTRUCTION -- 10.19%
   464,000   Consorcio Ara, S.A. de C.V.+ ........................    1,632,117
 1,335,800   Corporacion Geo, S.A. de C.V.--Series B+ ............    7,699,426
   346,000   Empresas ICA Sociedad Controladora, S.A. de C.V. ....    5,530,078
                                                                    -----------
                                                                     14,861,621
                                                                    -----------
FINANCIAL SERVICES -- 5.12%
15,552,000   Grupo Financiero Bancomer, S.A. de C.V.--
              Series B ...........................................    7,476,547
                                                                    -----------
FOOD, BEVERAGE, TOBACCO-- 15.99%
 1,470,000   Fomento Economico Mexicano, S.A. de C.V.--
              Series B ...........................................    8,750,441
   260,650   Grupo Minsa, S.A. de C.V. ADR+ ......................    3,290,706
   169,000   PanAmerican Beverages, S.A. de C.V.--
              Series A ADR .......................................    5,555,875
 2,715,000   PepsiGemex, S.A. de C.V.--Series CPO ................    5,624,075
     9,300   PepsiGemex, S.A. de C.V. ADR ........................      116,250
                                                                    -----------
                                                                     23,337,347
                                                                    -----------
INDUSTRIAL CONGLOMERATES -- 22.53%
   642,000   Desc, S.A. de C.V.--Series B ........................    4,702,290
     6,420   Desc, S.A. de C.V.--Series C+ .......................       48,073
 1,032,500   Grupo Carso, S.A. de C.V.--Series A1 ................    7,211,647
 1,649,000   Grupo Industrial Saltillo, S.A. de C.V. .............    6,018,248
   936,000   Sanluis Corporacion, S.A. de C.V.--Series CPO .......    6,938,132
 1,835,000   Vitro, S.A.+ ........................................    6,812,547
   102,240   Vitro, S.A. ADR+ ....................................    1,150,200
                                                                    -----------
                                                                     32,881,137
                                                                    -----------

THE EMERGING MEXICO FUND, INC.
-------------------------------------------------------------------------------




-------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                          -----------

METALS & MINING -- 14.04%

 6,602,000   Grupo Industrial Camesa, S.A. de C.V.+ ..............  $ 4,096,131
   732,000   Hylsamex, S.A. de C.V.--Series BCP ..................    3,767,783
 1,350,000   Industrias Campos Hermanos, S.A. de C.V.--
              Series B+ ..........................................    5,555,626
   195,000   Tubos de Acero de Mexico, S.A.+ .....................    3,578,027
   189,000   Tubos de Acero de Mexico, S.A. ADR+ .................    3,484,688
                                                                    -----------
                                                                     20,482,255
                                                                    -----------
PAPER -- 4.37%
 7,728,000   Empaques Ponderosa, S.A.--Series B ..................    6,380,025
                                                                    -----------
RETAIL -- 9.20%
 3,747,000   Cifra, S.A. de C.V.--Series C .......................    5,988,791
 7,990,000   Controladora Comercial Mexicana, S.A. de C.V.--
              Series UBC .........................................    7,440,977
                                                                    -----------
                                                                     13,429,768
                                                                    -----------
TOTAL EQUITIES
 (cost--$103,892,793) ............................................  142,761,657
                                                                    -----------

-------------------------------------------------------------------------------
CALL OPTIONS PURCHASED -- 0.42%
-------------------------------------------------------------------------------

 Contracts
----------
   829,463   Grupo Carso, S.A. de C.V.--Series A1,
              Euro-style, bull spread option, expiring 8/6/97
              with a $6.028-$6.6308 spread+ ......................      426,958
   106,667   Telefonos de Mexico, S.A. de C.V. ADR,
              Euro-style, bull spread option, expiring 8/6/97
              with a $46.875-$51.5625 spread+ ....................      189,925
                                                                    -----------
TOTAL CALL OPTIONS PURCHASED
 (cost--$392,600) ................................................      616,883
                                                                    -----------

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THE EMERGING MEXICO FUND, INC.
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (concluded)
June 30, 1997

-------------------------------------------------------------------------------

TIME DEPOSIT -- 0.22%
-------------------------------------------------------------------------------

Principal
  Amount                                                               Value
---------                                                          ------------
 $322,000   Brown Brothers Harriman & Co.
             Grand Cayman, 4.50%*
             (cost--$322,000) .................................... $    322,000
                                                                   ------------
TOTAL INVESTMENTS
 (cost--$104,607,393)--98.47% ....................................  143,700,540
                                                                   ------------

-------------------------------------------------------------------------------

CALL OPTIONS WRITTEN -- (0.19%)
-------------------------------------------------------------------------------

Contracts
---------
 829,463   Grupo Carso, S.A. de C.V.--Series A1,
            expiring 8/6/97 @ $6.9322, Euro-style+ ...............     (258,486)
 106,667   Telefonos de Mexico, S.A. de C.V. ADR,
            expiring 8/6/97 @ $53.90625, Euro-style+ .............      (22,162)
                                                                   ------------
TOTAL CALL OPTIONS WRITTEN
 (premiums received--$64,604) ....................................     (280,648)
                                                                   ------------
TOTAL INVESTMENTS, NET OF CALL OPTIONS WRITTEN--98.28% ...........  143,419,892
OTHER ASSETS LESS LIABILITIES--1.72% .............................    2,506,914
                                                                   ------------
NET ASSETS (applicable to 12,913,231 shares; equivalent
 to $11.30 per share)--100.00% ................................... $145,926,806
                                                                   ============
-----------
   ADR American Depositary Receipt.

     + Non-income producing security.

     * Variable rate account--rate resets on a monthly basis; amount available upon 48 hours' notice.


                 See accompanying notes to financial statements.

THE EMERGING MEXICO FUND, INC.
-------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997

-------------------------------------------------------------------------------

ASSETS
  Investments, at value (cost--$104,607,393) ....................  $143,700,540
  Cash ..........................................................        25,982
  Receivable for investments sold ...............................     7,288,762
  Dividends and interest receivable .............................        28,128
                                                                   ------------
     Total assets ...............................................   151,043,412
                                                                   ------------
LIABILITIES
  Call options written (premiums received $64,604) ..............       280,648
  Payable for investments purchased .............................     4,457,675
  Investment advisory fee payable ...............................       100,034
  Administration fee payable ....................................        19,839
  Other accrued expenses ........................................       258,410
                                                                   ------------
     Total liabilities ..........................................     5,116,606
                                                                   ------------
NET ASSETS
  Common stock, $0.10 par value; 12,913,231 shares issued
    and outstanding (100,000,000 shares authorized) .............     1,291,323
  Additional paid-in capital ....................................   134,878,287
  Accumulated net realized loss .................................   (29,121,861)
  Net unrealized appreciation of investments, options written and other assets and liabilities denominated in
    Mexican pesos ...............................................    38,879,057
                                                                   ------------
      Net assets applicable to shares outstanding ...............  $145,926,806
                                                                   ============
NET ASSET VALUE PER SHARE .......................................        $11.30
                                                                         ======


                 See accompanying notes to financial statements.

THE EMERGING MEXICO FUND, INC.
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
June 30, 1997

-------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends ......................................................  $ 1,380,896
  Interest (net of foreign withholding taxes of $18,703) .........    1,319,631
                                                                    -----------
                                                                      2,700,527
                                                                    -----------
EXPENSES
  Investment advisory fees .......................................    1,074,892
  Custodian and accounting fees ..................................      276,172
  Administration fees ............................................      216,092
  Legal and audit fees ...........................................      182,821
  Reports to shareholders ........................................       70,810
  Public relations expense .......................................       58,807
  Directors' fees and expenses ...................................       31,890
  Transfer agent fees and expenses ...............................       31,790
  New York Stock Exchange listing fee ............................       24,260
  Miscellaneous expenses .........................................       12,741
                                                                    -----------
                                                                      1,980,275
                                                                    -----------
NET INVESTMENT INCOME ............................................      720,252
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS
  WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investments ..................................................   12,289,800
    Options written ..............................................      359,295
    Foreign currency transactions ................................     (315,828)
  Net change in unrealized appreciation/depreciation of:
    Investments ..................................................   23,638,713
    Options written ..............................................     (216,044)
    Other assets and liabilities denominated in Mexican pesos ....          281
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTIONS
  WRITTEN AND FOREIGN CURRENCY TRANSACTIONS ......................   35,756,217
                                                                    -----------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS ............  $36,476,469
                                                                    ===========

                 See accompanying notes to financial statements.

THE EMERGING MEXICO FUND, INC.
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------

                                                  FOR THE YEAR     FOR THE YEAR
                                                      ENDED            ENDED
                                                  JUNE 30, 1997    JUNE 30, 1996
                                                  -------------    -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment income ........................  $    720,252     $  2,897,196
  Net realized gain (loss) on investments,
    options written and foreign currency
    transactions ...............................    12,333,267       (7,534,379)
  Net change in unrealized appreciation/
    depreciation of investments, options
    written and other assets and liabilities
    denominated in Mexican pesos ...............    23,422,950       31,539,931
                                                  ------------     ------------
  Total from investment operations .............    36,476,469       26,902,748
                                                  ------------     ------------
DIVIDENDS TO SHAREHOLDERS
  From net investment income ...................      (180,626)             --
  In excess of net investment income ...........    (1,065,501)             --
                                                  ------------     ------------
  Total dividends to shareholders ..............    (1,246,127)             --
                                                  ------------     ------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares in
    rights offering ............................           --        20,251,928
  Offering costs charged to additional
    paid-in capital ............................           --          (487,325)
                                                  ------------     ------------
  Total capital share transactions .............           --        19,764,603
                                                  ------------     ------------
  Net increase in net assets ...................    35,230,342       46,667,351

NET ASSETS
  Beginning of period ..........................   110,696,464       64,029,113
                                                  ------------     ------------
  End of period ................................  $145,926,806     $110,696,464
                                                  ============     ============





                 See accompanying notes to financial statements.

THE EMERGING MEXICO FUND, INC.
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Emerging Mexico Fund, Inc. (the "Fund") was incorporated in the State of Maryland on June 25, 1990, as a non-diversified, closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment primarily in Mexican equity securities. Prior to commencing investment operations on October 11, 1990, the Fund had no operations other than the sale to Santander Management Inc. (the "Investment Adviser") of 9,000 shares of common stock for $100,440 on September 26, 1990.

The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

Valuation of Investments--Portfolio securities which are regularly traded on Mexican and U.S. stock exchanges are valued at the last sales price as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are generally valued at the last reported sales price available to the Fund as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer prices at the close of business on such day or, if none is available, the last reported sales price available to the Fund. Securities and assets for which market quotations are not readily available (or for which market quotations are not considered representative of fair value) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase was greater than 60 days, unless the Board of Directors determines that such value does not represent the fair value of such investments.

THE EMERGING MEXICO FUND, INC.
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------

Option Transactions--For hedging purposes, the Fund may purchase and write
(sell) put and call options on Mexican securities. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as a realized gain from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the option written. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the year ended June 30, 1997 were as follows:

                                                      CONTRACTS        PREMIUMS
                                                      ---------        --------
Options outstanding at beginning of period ........          0         $      0
Options written ...................................    975,105          708,524
Options expired ...................................    (20,000)        (198,000)
Options terminated in closing purchase
  transactions ....................................    (18,875)        (445,920)
                                                       -------         --------
Options outstanding at end of period ..............    936,130         $ 64,604
                                                       =======         ========

THE EMERGING MEXICO FUND, INC.
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

-------------------------------------------------------------------------------

Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults, the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Tax Status--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for U.S. federal income tax is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to U.S. federal excise tax.

Dividends distributed by Mexican companies from after tax profits are not subject to tax. However, any other dividends distributed by Mexican companies are subject to withholding tax at a rate of 35%. Interest income is subject to withholding tax at a rate of 10% in Mexico with the exception of debt issued by the Mexican federal government. Realized gains from the sale or disposition of equity securities listed on the Mexican Stock Exchange that are either directly available to foreign investors or available through the Neutral Trust arrangements are exempt from Mexican withholding tax. Realized gains from off-exchange transactions in both listed and unlisted securities are subject to 20% withholding tax on the amount received, or at the election of the Fund, 30% tax on the realized gain. For the year ended June 30, 1997, the Fund did not incur any realized gains from off-exchange transactions.

Investment Transactions and Investment Income--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") except for certain dividends from Mexican securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends.

THE EMERGING MEXICO FUND, INC.
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------

Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Mexican peso amounts are translated into U.S. dollars on the following basis: (i) the foreign currency market value of investments and other assets and liabilities stated in Mexican pesos at the closing rate of exchange on the valuation date; and (ii) purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of Mexican peso denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain (loss) from valuing Mexican peso denominated assets and liabilities at the period end exchange rate is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in Mexican pesos. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes.

Net realized foreign currency loss of $315,828 represents foreign currency gains and losses from sales and maturities of debt securities, transactions in Mexican pesos, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-date. Dividends and distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these

THE EMERGING MEXICO FUND, INC.
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

-------------------------------------------------------------------------------

differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gain for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income and distributions in excess of net realized gain on investments. To the extent they exceed net investment income or net realized capital gain for tax purposes, they are reported as distributions of additonal paid-in capital. As a result of permanent book/tax differences, $1,065,501 has been reclassified from dividends in excess of net investment income to additional paid-in capital relating to an ordinary income dividend paid to shareholders pursuant to U.S. federal excise tax regulations.

INVESTMENT ADVISER, MEXICAN ADVISER AND ADMINISTRATOR

The Investment Adviser has an Investment Advisory Agreement with the Fund. In accordance with the Investment Advisory Agreement, the Investment Adviser provides or arranges for the provision of investment advisory services to the Fund subject to the oversight and supervision of the Fund's Board of Directors. As compensation for its services, the Investment Adviser receives a monthly fee, computed weekly, at an annual rate of 0.90% of the Fund's average weekly net assets up to $200 million and 0.80% of the Fund's average weekly net assets in excess of $200 million.

Effective January 1, 1997, the Fund and the Investment Adviser entered into a Sub-Advisory Agreement with Gestion Santander Mexico, S.A. de C.V. (the "Mexican Adviser"), an affiliate of the Investment Adviser. Under the terms of the Sub-Advisory Agreement, the Mexican Adviser is responsible for making investment decisions on behalf of the Fund and providing other portfolio management services. As compensation for its services, the Investment Adviser, out of its investment advisory fee, pays the Mexican Adviser a monthly fee, computed weekly, at an annual rate of 0.15% of the Fund's average weekly net assets.

Mitchell Hutchins Asset Management Inc. (the "Administrator") has an Administration Agreement with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.20% of the

THE EMERGING MEXICO FUND, INC.
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------

Fund's average weekly net assets up to $50 million, 0.18% of the Fund's next $25 million of average weekly net assets and 0.16% of such net assets in excess of $75 million, subject to a minimum annual fee of $125,000.

TRANSACTIONS WITH AFFILIATES

Pursuant to their selection by the Fund's custodian, Brown Brothers Harriman & Co., and approval by the Fund's Board of Directors, Banco Santander de Negocios Mexico, S.A., ("BSNM"), an affiliate of the Investment Adviser, assumed responsibility as the Fund's subcustodian in Mexico, effective November 8, 1996. In this capacity, for the period ended June 30, 1997, BSNM earned fees of approximately $29,500.

For the year ended June 30, 1997, the Fund paid $50,056 and $7,282 in brokerage commissions to Casa de Bolsa Santander, S.A. de C.V. and Santander Investment Securities, Inc., respectively, affiliates of the Investment Adviser.

The Fund paid or accrued approximately $95,000 for the year ended June 30, 1997 for legal services to Brown & Wood LLP, the law firm in which the Fund's secretary is a partner.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 1997 was $105,264,120. Accordingly, net unrealized appreciation of investments of $38,436,420 was composed of gross appreciation of $38,794,814 for those investments having an excess of value over cost and gross depreciation of $358,394 for those investments having an excess of cost over value.

For the year ended June 30, 1997, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $87,219,021 and $81,140,763, respectively.

During the year ended June 30, 1997, the Fund utilized $10,643,393 of capital loss carryforwards. At June 30, 1997, the Fund had a capital loss carryforward of $28,465,134 available as a reduction, to the extent provided in the regulations, of any future net capital gains realized before the end of fiscal year 2004. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

THE EMERGING MEXICO FUND, INC.
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (concluded)

-------------------------------------------------------------------------------

CAPITAL STOCK

At June 30, 1997, the Investment Adviser owned 12,000 shares of the Fund. There were no transactions in shares of common stock for the year ended June 30, 1997. Transactions in shares of common stock for the year ended June 30, 1996 were as follows:

                                                                  FOR THE YEAR
                                                                      ENDED
                                                                  JUNE 30, 1996
                                                                  -------------
Shares outstanding, beginning of period .......................     9,115,223
  Shares issued in connection with
    rights offering ...........................................     3,798,008
                                                                   ----------
Shares outstanding, end of period .............................    12,913,231
                                                                   ==========

CONCENTRATION OF RISK

The Fund invests in securities listed on the Mexican Stock Exchange through Neutral Trust arrangements pursuant to which the Fund obtains the monetary and economic rights but not voting rights with respect to the securities.

Investments in Mexico may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other things, future political and economic developments and the level of Mexican governmental supervision and regulation of its securities markets.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

RIGHTS OFFERING

During the year ended June 30, 1996, the Fund issued 3,798,008 shares in connection with a rights offering of the Fund's shares. Shareholders of record on October 10, 1995 were issued one non-transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price of $5.54 per share. Offering costs of $487,325 were charged to additional paid-in capital. Dealer manager and soliciting fees of $789,036 were netted against the proceeds of the subscription. PaineWebber Incorporated, an affiliate of the Administrator, earned approximately $350,500 and $33,500 in dealer manager and soliciting fees, respectively, with respect to its participation in the rights offering.

THE EMERGING MEXICO FUND, INC.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------

     Selected data for a share of common stock outstanding throughout each period is presented below.


                                                                         FOR THE YEAR ENDED JUNE 30,
                                                       ------------------------------------------------------------
                                                         1997         1996         1995         1994         1993
                                                       --------     --------     --------     --------     --------
Net asset value, beginning of period ...............   $   8.57     $   7.02      $ 17.69     $  15.79     $  19.94
                                                       --------     --------      -------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income ..............................       0.06         0.25*        0.43         0.08*        0.38*
Net realized and unrealized gain (loss) on
 investments, options written and foreign
 currency transactions .............................       2.77         1.67*       (8.74)        4.78*        1.29*
                                                       --------     --------      -------     --------     --------
   Total from investment operations ................       2.83         1.92        (8.31)        4.86         1.67
                                                       --------     --------      -------     --------     --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .........................      (0.02)         --         (0.10)       (0.21)       (0.22)
In excess of net investment income .................      (0.08)         --           --           --           --
From net realized gain on investments ..............        --           --         (0.92)       (2.18)       (4.68)
In excess of net realized gain on investments ......        --           --         (1.42)         --           --
                                                       --------     --------      -------     --------     --------
   Total dividends and distributions to
    shareholders ...................................      (0.10)         --         (2.44)       (2.39)       (4.90)
CAPITAL SHARE TRANSACTIONS
Anti-dilutive effect of dividend reinvestment ......        --           --          0.03         0.02          --
Dilutive effect of rights offering .................        --         (0.32)         --         (0.57)       (0.86)
Offering costs charged and adjustments to
 additional paid-in capital ........................        --         (0.05)        0.05        (0.02)       (0.06)
                                                       --------     --------      -------     --------     --------
   Total capital share transactions ................        --         (0.37)        0.08        (0.57)       (0.92)
                                                       --------     --------      -------     --------     --------
Net asset value, end of period .....................   $  11.30     $   8.57      $  7.02     $  17.69     $  15.79
                                                       ========     ========      =======     ========     ========
Market value, end of period ........................   $   9.25     $   7.00      $  8.00     $  17.38     $  14.13
                                                       ========     ========      =======     ========     ========
TOTAL INVESTMENT RETURN ** .........................      33.71%      (10.42)%     (41.83)%      36.71%        8.18%
                                                       ========     ========      =======     ========     ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) ............   $145,927     $110,696      $64,029     $158,466     $105,423
Ratio of expenses to average net assets ............       1.66%        1.77%        1.75%        1.56%        1.82%
Ratio of net investment income to average
 net assets ........................................       0.60%        3.29%        3.38%        0.62%        2.44%
Portfolio turnover .................................         71%          67%          83%          36%          53%
Average commission rate paid per share
 of common stock investments
 purchased/sold + ..................................   $ 0.0049     $ 0.0054          --           --           --


-----------

      *   Based on average shares outstanding.

     ** Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the period and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

      + Disclosure effective for fiscal years beginning on or after September 1, 1995.

THE EMERGING MEXICO FUND, INC.
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

-------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The Emerging Mexico Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Emerging Mexico Fund, Inc. (the "Fund") at June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York

August 8, 1997

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the Mexican Stock Exchange Index should be considered in light of the Fund's investment policies and objective, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Mexican peso/U.S. dollar exchange rate.


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